SHARE-BASED COMPENSATION - Share-based compensation expense was recorded in the statement of profit or loss and other comprehensive loss (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
SHARE-BASED PAYMENT
Cost of revenue	$ 65	$ 43	$ 98	$ 95
Research and development	130	74	184	208
Selling and marketing	237	195	348	262
General and administrative	300	144	305	257
Total	$ 732	$ 456	$ 935	$ 822